UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION

Heatwurx, Inc., which was subsequently renamed Processa Pharmaceuticals, Inc. (the Company), acquired Promet Therapeutics, LLC’s (Promet) net assets on October 4, 2017 for a purchase price of $964,533 through the issuance of 222,217,112 shares of the Company’s common stock. The purchase price allocated to the net assets is based on preliminary information. The final purchase price allocation may vary based on final appraisals, valuations and analyses of the fair value of the acquired assets and assumed liabilities. The net assets acquired and liabilities assumed represent current assets, the net book value of property and equipment and current liabilities. As a result, the assets acquired and liabilities assumed are valued at net book value at the acquisition date as a result of the short term nature of assets and liabilities. The common stock exchanged for the net assets acquired is traded on pinks sheets in the over-the-counter market. There is not an active market for the Company’s common stock, therefore, the stock exchange prices at the acquisition date are not reflective of the fair value of the stock exchanged at acquisition. As a result, the purchase price of the net assets acquired and fair value of the common stock exchanged is based upon the net book value of the assets acquired less liabilities assumed at the acquisition date. Based on the purchase price and net assets acquired, the price per share of the common stock exchanged was $0.0043 per share.

In contemplation of the acquisition, several events occurred as of September 30, 2017, just prior to the acquisition, that were recognized in the September 30, 2017 Form 10-Q of Processa Pharmaceuticals Inc. as follows:

a)	The 178,924 shares of series D preferred stock at par value and the related accrued dividends included in accrued expenses of $121,085 were converted to 719,500 shares of common stock;

b)	all debt obligations represented by secured notes payable of $1,289,361, unsecured notes payable of $420,000, third party and related party lines of credit of $229,980 and the related accrued interest on all obligations of $613,114 or $2,552,455 in debt obligations were converted into 12,953,903 shares of common stock at an average price of $0.197 per share; and,

c)	the authorized shares of common stock were increased to 350,000,000 shares.

As a result of the above, no preferred stock or debt obligations were outstanding at acquisition. In addition, the purchase price of Promet at acquisition, reflects the impairment of Promet’s website, which was not yet placed in service, in the amount of $15,330.

The following unaudited pro forma combined financial statements are based on Processa Pharmaceuticals, Inc.’s (formerly Heatwurx, Inc.) historical consolidated financial statements as reported in the Company’s December 31, 2016 Form 10-K and September 30, 2017 Form 10-Q filings. Promet Therapeutics LLC’s historical financial statements are based on compiled financial statements as of and for the periods ended December 31, 2016 and September 30, 2017. Unaudited pro forma adjustments have been made to the historical financial statement information to give effect to the Company’s acquisition of Promet. The unaudited pro forma combined balance sheet as of September 30, 2017 gives effect to the October 4, 2017 acquisition transaction as if they had occurred on September 30, 2017.

The assumptions and estimates underlying the unaudited pro forma adjustments to the unaudited pro forma combined financial statements are described in the accompanying notes, which should be read together with the pro forma combined financial statements.

The unaudited pro forma combined financial statements should be read together with the Company’s historical financial statements, which are included in the Company’s last annual report on Form 10-K and quarterly reports on Form 10-Q, and Promet Therapeutics’ historical information included herein.

These pro forma combined financial statements have not been subjected to an audit or review or compilation engagement, and no assurance is provided on them.

PROCESSA PHARMACEUTICALS, INC.

UNAUDITED PRO FORMA COMBINED BALANCE SHEETS

September 30, 2017

ASSETS

	PROMET HISTORICAL	HEATWURX HISTORICAL	PRO FORMA ADJUSTMENTS	NOTES	PRO FORMA COMBINED
CURRENT ASSETS
Cash	$917,013	$80,262			$997,275
Certificates of deposit	120,352	-			120,352
Accounts receivable	35,229	-			35,229
Prepaid expenses	16,085	-			16,085

Total current assets	1,088,679	80,262	-		1,168,941

PROPERTY AND EQUIPMENT
Website	15,330	-	(15,330)	(b)	-
Equipment	9,327	-	(2,780)	(a)	6,547

	24,657	-	(18,110)		6,547
Less accumulated depreciation	2,780	-	(2,780)	(a)	-

Property and equipment - net	21,877	-	(15,330)		6,547

OTHER ASSET
Security deposit	5,535	-			5,535

Total other assets	5,535	-	-		5,535

TOTAL ASSETS	$1,116,091	$80,262	$(15,330)	(b)	$1,181,023

These pro forma combined financial statements have not been subjected to an audit or review or compilation engagement, and no assurance is provided on them.

PROCESSA PHARMACEUTICALS, INC.

UNAUDITED PRO FORMA COMBINED BALANCE SHEETS

September 30, 2017

LIABILITIES AND EQUITY

	PROMET HISTORICAL	HEATWURX HISTORICAL	PRO FORMA ADJUSTMENTS	NOTES	PRO FORMA COMBINED
CURRENT LIABILITIES
Accounts payable	$38,189	$95,568			$133,757
Credit card payable	6,299	-			6,299
Accrued expenses	91,740	19,746			111,486
Interest payable	-	-			-
Interest payable, related party	-	-			-
Current portion of secured notes payable, related party					-
Current portion of unsecured note payable	-	-			-
Line of credit	-	-			-
Line of credit, related party	-	-			-

Total current liabilities	136,228	115,314	-		251,542

Total liabilities	136,228	115,314	-		251,542

STOCKHOLDERS’ EQUITY (DEFICIT)

Series D preferred stock, $0.0001 par value, 10,000,000 shares authorized; zero shares issued and outstanding	-	-	-		-
Common stock, $0.0001 par value, 350,000,000 shares authorized; 24,690,790 issued and outstanding	-	2,469	22,222	(c)	24,691
Additional paid-in capital	-	16,998,820	942,311	(c)	17,941,131
Accumulated deficit	-	(17,036,341)	-		(17,036,341)
Class A member interests	3,000,000		(3,000,000)	(d)	-
Class B member interests	1,270,000		(1,270,000)	(d)	-
Unrealized loss/gain on investments	(245)		245	(d)	-
Accumulated deficit	(3,289,892)	-	3,289,892	(d)	-

Total stockholders’ equity (deficit)	979,863	(35,052)	(15,330)		929,481

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)	$1,116,091	$80,262	$(15,330)	(b)	$1,181,023

These pro forma combined financial statements have not been subjected to an audit or review or compilation engagement, and no assurance is provided on them.

PROCESSA PHARMACEUTICALS, INC.

UNAUDITED PRO FORMA COMBINED STATEMENTS OF OPERATIONS

For the nine months ended September 30, 2017

	PROMET HISTORICAL	HEATWURX HISTORICAL	PRO FORMA ADJUSTMENTS	NOTES	PRO FORMA COMBINED

OPERATING REVENUES	$84,319	$-			$84,319

OPERATING EXPENSES	1,376,357	187,806	-	(e)	1,564,163

Loss from operations	(1,292,038)	(187,806)	-		(1,479,844)

OTHER INCOME
Interest income	4,917	-	-		4,917
Interest expense	-	(169,513)	169,513	(f)	-
Debt forgiveness	-	36,359	(36,359)	(g)	-
Impairment loss on property & equipment	-	-	-	(b)	-

Total other income	4,917	(133,154)	133,154		4,917

Loss before income taxes	(1,287,121)	(320,960)	133,154		(1,474,927)

Income taxes		(1,931)

Loss from continued operations, net of tax	(1,287,121)	(322,891)	133,154		(1,474,927)

Income from discontinued operations	-	-	-		-

NET LOSS	$(1,287,121)	$(322,891)	$133,154		$(1,474,927)

These pro forma combined financial statements have not been subjected to an audit or review or compilation engagement, and no assurance is provided on them.

PROCESSA PHARMACEUTICALS, INC.

UNAUDITED PRO FORMA COMBINED STATEMENTS OF OPERATIONS

For the year ended December 31, 2016

	PROMET HISTORICAL	HEATWURX HISTORICAL	PRO FORMA ADJUSTMENTS	NOTES	PRO FORMA COMBINED

OPERATING REVENUES	$32,327	$5,000			$37,327

OPERATING EXPENSES	1,953,847	76,526			2,030,373

Loss from operations	(1,921,520)	(71,526)	-		(1,993,046)

OTHER INCOME (EXPENSE)
Interest income	4,454	-	-		4,454
Interest expense	-	(245,384)	245,384	(f)	-
Gain (loss) on disposal of property	-	(25,000)	25,000	(h)	-
Debt forgiveness	-	4,731	(4,731)	(g)	-

Total other income (expense)	4,454	(265,653)	265,653		4,454

Loss from continuing operations	(1,917,066)	(337,179)	265,653		(1,988,592)

Income from discontinued operations	-	1,197	(1,197)	(i)	-

NET LOSS	$(1,917,066)	$(335,982)	$264,456		$(1,988,592)

These pro forma combined financial statements have not been subjected to an audit or review or compilation engagement, and no assurance is provided on them.

NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION

September 30, 2017 and December 31, 2016

NOTE 1 – BASIS OF PRESENTATION

Management’s intent is to present unaudited pro forma combined financial statements as if Promet Therapeutics, LLC (Promet) and Processa Pharmaceuticals, Inc. (formerly Heatwurx, Inc.) (Heatwurx or the Company) were combined on September 30, 2017. The financial information includes the unaudited pro forma combined balance sheet as of September 30, 2017 and the unaudited pro forma combined statements of operations for the nine months ended September 30, 2017 and the year ended December 31, 2016. For Heatwurx, the audited financial statements for December 31, 2016 reported on Form 10-K and the unaudited financial statements for September 30, 2017 reported on Form 10-Q were used to prepare the unaudited combined pro forma financial information. For Promet, the compiled financial statements for September 30, 2017 and December 31, 2016 were used to prepare the unaudited combined pro forma financial information.

The historical information in the unaudited pro forma combined financial statements has been adjusted to give effect to pro forma events that are directly attributable to the business combination, factually supportable and with respect to the combined statements of operations, expected to have a continuing impact on the combined results of operations following the business combination.

The business combination was accounted for under the acquisition method of accounting in accordance with ASC Topic 805, Business Combinations. As the acquirer for accounting purposes, the Company has estimated the fair value of Promet’s assets acquired and liabilities assumed and conformed the accounting policies of Promet to its own accounting policies.

The unaudited pro forma combined financial statements do not necessarily reflect what the company’s financial condition or results of operations would have been had the acquisition occurred on dates indicated. They also may not be useful in predicting the future financial condition and results of operations of the combined company. The actual financial position and results of operations may differ significantly from the pro forma amounts reflected herein due to a variety of factors.

NOTE 2 – PRELIMINARY PURCHASE PRICE ALLOCATION

On October 4, 2017, Heatwurx acquired Promet’s net assets for $964,533 in exchange for 222,217,112 shares of common stock issued by the Company. The unaudited pro forma combined financial information includes various assumptions, including those related to the preliminary purchase price allocation of the assets acquired and liabilities assumed of Promet based on management’s best estimates of fair value. The final purchase price allocation may vary based on final appraisals, valuations and analysis of the fair value of the acquired assets and assumed liabilities. Accordingly, the pro forma adjustments are preliminary and have been made solely for illustrative purposes.

These pro forma combined financial statements have not been subjected to an audit or review or compilation engagement, and no assurance is provided on them.

NOTE 2 – PRELIMINARY PURCHASE PRICE ALLOCATION (CONTINUED)

The following table shows the preliminary allocation of the purchase price for Promet to the acquired identifiable assets and assumed liabilities at the preliminary fair value on the acquisition date. The preliminary purchase price was based on the net assets acquired on the September 30, 2017 and results in no goodwill being recorded at acquisition in accordance with ASC Topic 805, Business Combinations as follows:

September 30
2017

Total purchase price	$964,533

Cash and cash equivalents	917,013

Certificates of deposits	120,352

Other current assets	51,314

Property and equipment - net	6,547

Security deposit	5,535

Total identifiable assets	1,100,761

Accounts payable	(38,189)

Accrued expenses and other current liabilities	(98,039)

Total liabilities assumed	(136,228)

Total pro forma goodwill	$-

Total pro forma gain on acquisition	$-

NOTE 3 – PRO FORMA ADJUSTMENTS

The pro forma adjustments are based on our preliminary estimates and assumptions that are subject to change based on the final valuations of identified assets acquired and liabilities assumed. The following adjustments have been reflected in the unaudited pro forma combined financial information:

Adjustments to the pro forma combined balance sheet

(a)	Reflects the preliminary fair value adjustment of ($2,780) to the acquired cost basis of property and equipment and the related accumulated depreciation. This is based on the net book value of the property and equipment at September 30, 2017.

These pro forma combined financial statements have not been subjected to an audit or review or compilation engagement, and no assurance is provided on them.

NOTE 3 – PRO FORMA ADJUSTMENTS (CONTINUED)

Adjustments to the pro forma combined balance sheet (continued)

(b)	Reflects the impairment loss to write off the website costs of $15,330 not yet placed in service as of September 30, 2017 as a result of the acquisition. The Promet website has no value since a new website is required based on the new entity. The net assets acquired were reduced by the impairment write-off. The impairment loss from the website is a non-recurring expense that is excluded from the pro forma adjustments to the unaudited pro forma combined statements of operations.

(c)	Reflects 222,217,112 shares of common stock issued at par value for the purchase price of Promet’s net assets with a preliminary fair value of $964,533. Additional paid-in capital was adjusted for the preliminary fair value of the net assets acquired in excess of the par value of the common stock issued.

(d)	Reflects the acquisition method of accounting to recognize Promet’s identifiable assets acquired and liabilities assumed and eliminate Promet’s historical equity balances and present the opening equity balances based on the acquisition presented as of September 30, 2017.

Adjustments to the pro forma combined statements of operations

(e)	Transaction costs expensed as incurred in accordance with ASC Topic 805, Business Combinations, during the nine months ended September 30, 2017 related to the acquisition transaction should be excluded from the unaudited pro forma combined statement of operations since they will not have a continuing impact on operations. However, management has not determined the total amount of transaction costs incurred separately from the other operating expenses, therefore no pro forma adjustment has been presented to eliminate the non-recurring transaction costs that are directly attributable to the acquisition transaction from the pro forma presentation of the unaudited pro forma combined statement of operations. The transaction costs have been reflected in the presentation of the accumulated deficit in stockholders’ equity (deficit) in the unaudited pro forma combined balance sheet at September 30, 2017. Transaction costs attributable to the issuance of the common stock to Promet were not separately identifiable and are therefore not shown as a reduction of additional paid-in capital in stockholders’ equity (deficit).

(f)	All debt obligations and related accrued interest payable as of September 30, 2017 were converted into common stock in contemplation of the acquisition of Promet on October 4, 2017. Promet net assets were acquired through issue of common stock. As a result, no interest expense from continuing operations would be incurred, therefore, interest expense has been eliminated from the unaudited pro forma combined statements of operations for the nine months and year ended September 30, 2017 and December 31, 2016, respectively.

These pro forma combined financial statements have not been subjected to an audit or review or compilation engagement, and no assurance is provided on them.

NOTE 3 – PRO FORMA ADJUSTMENTS (CONTINUED)

Adjustments to the pro forma combined statements of operations (continued)

(g)	Prior to the acquisition of Promet, Heatwurx was in default of various debt obligations. Certain debts were modified and debt forgiveness income was recognized during the nine months ended September 30, 2017 ($36,359) and the year ended December 31, 2016 ($4,731). As noted in (f) above, all debt obligations and related accrued interest payable have been converted into common stock. As a result, the debt forgiveness income recognized, as noted above, will not be a recurring item of continuing operations, therefore, debt forgiveness income has been eliminated from the unaudited pro forma combined statements of operations.

(h)	Loss on disposal of property of $25,000 was recognized by Heatwurx during the year ended December 31, 2016. At September 30, 2017, Heatwurx had no carrying amounts for property and equipment. As a result, the loss on disposal of property recognized by Heatwurx recognized, as noted above, will not be a recurring item of continuing operations, therefore, the loss on disposal of property has been eliminated from the unaudited pro forma combined statements of operations.

The carrying amount of property and equipment for Promet at September 30, 2017 is $6,547 with a useful life less than five years, therefore, any loss on disposal of property would be insignificant to the unaudited pro forma combined statement of operations.

(i)	Income from discontinued operations is a non-recurring item in continuing operations and is therefore excluded from the unaudited pro forma combined statements of operations.

These pro forma combined financial statements have not been subjected to an audit or review or compilation engagement, and no assurance is provided on them.